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                           [STOCK CERTIFICATE - FRONT]

COMMON STOCK                                                       COMMON STOCK

  NUMBER                                                              SHARES

   VNG

                       VALLEY NATIONAL GASES INCORPORATED

INCORPORATED UNDER THE LAWS                                  CUSIP 919792 10 1
OF THE STATE OF PENNSYLVANIA                             SEE REVERSE FOR CERTAIN
                                                               ABBREVIATIONS

This Certifies that

                                    SPECIMEN

is the owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001, OF

                       VALLEY NATIONAL GASES INCORPORATED

(herein referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by his duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the terms, conditions and limitations of the Certificate of Incorporation and Bylaws of the Corporation, including all amendments heretofore or hereafter made to such Certificate of Incorporation or Bylaws, to all of which reference is made hereby and to all of which the holder asserts by acceptance hereof.

     This Certificate is not valid unless countersigned by the transfer agent and registered by the registrar of the Corporation.

     IN WITNESS WHEREOF, the Corporation has caused facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

     Dated:

                   [Corporate Seal]
                                        Countersigned and Registered:
                                        AMERICAN STOCK TRANSFER & TRUST COMPANY
                                              Transfer Agent and Registrar
                                        By
                                                   Authorized Officer

          Lawrence E. Bandi                       John R. Bushwack
--------------------------------------- ----------------------------------------
            President and                             Secretary
       Chief Executive Officer
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                           [STOCK CERTIFICATE - BACK]

                       VALLEY NATIONAL GASES INCORPORATED

     The Corporation will furnish without charge to each shareholder who so requests a full statement of the powers, designations, preferences, limitations and relative rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Corporation or to the transfer agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT - ____________________
TEN ENT - as tenants by the                                    (Cust) (Minor)
          entireties                    Under Uniform Gifts to Minors
JT TEN - as joint tenants with          Act ____________________________________
         right of survivorship                           (State)
         and not as tenants in common   UNIF TRF MIN ACT - _____ Custodian _____
                                                           (Cust)        (Minor)
                                        until age ____) under Uniform
                                        Transfers to Minors Act
                                        ________________________________________
                                                        (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _______________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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  PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

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                                                                       Shares of
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the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ---------------------------------- ---------------------------------------
                                         NOTICE: THE SIGNATURE(S) TO THIS
                                         ASSIGNMENT MUST CORRESPOND WITH THE
                                         NAME(S) AS WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.